Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Structure	Jurisdiction of Incorporation
Aberdeen Dialysis, LLC	Limited Liability Company	DE
Amarillo Dialysis, LLC	Limited Liability Company	DE
American Fork Dialysis, LLC	Limited Liability Company	DE
Arcadia Gardens Dialysis, LLC	Limited Liability Company	DE
Astro, Hobby, West Mt. Renal Care Limited Partnership	Limited Partnership	DE
Austin Dialysis Centers, L.P.	Limited Partnership	DE
Bay Area Dialysis Partnership	Partnership	FL
Baytown Dialysis, LLC	Limited Liability Company	DE
Bear Creek Dialysis, L.P	Limited Partnership	DE
Beverly Hills Dialysis Partnership	Partnership	CA
Brighton Dialysis Center, LLC	Limited Liability Company	DE
Bronx RC Development, LLC	Limited Liability Company	NY
Buford Dialysis, LLC	Limited Liability Company	DE
Canyon Springs Dialysis, LLC	Limited Liability Company	DE
Capital Dialysis Partnership	Partnership	CA
Carroll County Dialysis Facility, Inc.	Corporation	MD
Carroll County Dialysis Facility Limited Partnership	Limited Partnership	MD
Centennial LV, LLC	Limited Liability Company	DE
Central Carolina Dialysis Centers, LLC	Limited Liability Company	DE
Central Georgia Dialysis, LLC	Limited Liability Company	DE
Central Iowa Dialysis Partners, LLC	Limited Liability Company	DE
Central Kentucky Dialysis Centers, LLC	Limited Liability Company	DE
Cherry Valley Dialysis, LLC	Limited Liability Company	DE
Chicago Heights Dialysis, LLC	Limited Liability Company	DE
Clinton Township Dialysis, LLC	Limited Liability Company	DE
Colville Dialysis, LLC	Limited Liability Company	DE
Commerce Township Dialysis Center, LLC	Limited Liability Company	DE
Continental Dialysis Center, Inc.	Corporation	VA
Continental Dialysis Center of Springfield-Fairfax, Inc.	Corporation	VA
Cordele Dialysis Center, LLC	Limited Liability Company	DE
Dallas-Fort Worth Nephrology, L.P	Limited Partnership	DE
Dallas-Fort Worth Nephrology II, LLC	Limited Liability Company	DE
DaVita Dakota Dialysis Center, LLC	Limited Liability Company	DE
DaVita El Paso East, L.P	Limited Partnership	DE
DaVita Nephrology Medical Associates of California, Inc.	Corporation	CA
DaVita Nephrology Medical Associates of Illinois, P.C.	Professional Corporation	IL
DaVita Nephrology Medical Associates of Pennsylvania, P.C	Professional Corporation	PA
DaVita Nephrology Medical Associates of Washington, P.C.	Professional Corporation	WA
DaVita Nephrology Medical Partners-Midwest, Co	Professional Association	OH
DaVita—Riverside, LLC	Limited Liability Company	DE
DaVita-Riverside II, LLC	Limited Liability Company	DE
DaVita Rx, LLC	Limited Liability Company	DE
DaVita—West, LLC	Limited Liability Company	DE
DaVita Tidewater, LLC	Limited Liability Company	DE
DaVita Tidewater-Virginia Beach, LLC	Limited Liability Company	DE
DaVita VillageHealth, Inc	Corporation	DE

Name	Structure	Jurisdiction of Incorporation
DaVita VillageHealth Insurance of Alabama, Inc	Corporation	AL
DaVita VillageHealth of Colorado, Inc	Corporation	CO
DaVita VillageHealth of Georgia, Inc	Corporation	GA
DaVita VillageHealth of Michigan, Inc	Corporation	MI
DaVita VillageHealth of Ohio, Inc	Corporation	OH
DaVita VillageHealth of Virginia, Inc	Corporation	VA
Decker Dialysis, LLC	Limited Liability Company	DE
Dialysis Center of Abilene, L.P	Limited Partnership	DE
Dialysis Holdings, Inc.	Corporation	DE
Dialysis of Des Moines, LLC	Limited Liability Company	DE
Dialysis of North Atlanta, LLC	Limited Liability Company	DE
Dialysis of Northern Illinois, LLC	Limited Liability Company	DE
Dialysis Specialists of Dallas, Inc.	Corporation	TX
DNP Management Company, LLC	Limited Liability Company	DE
Downriver Centers, Inc.	Corporation	MI
Downtown Houston Dialysis Center, L.P.	Limited Partnership	DE
Durango Dialysis Center, LLC	Limited Liability Company	DE
DVA Healthcare of Maryland, Inc.	Corporation	MD
DVA Healthcare of Massachusetts, Inc.	Corporation	MA
DVA Healthcare Of New London, LLC	Limited Liability Company	TN
DVA Healthcare of Norwich, LLC	Limited Liability Company	TN
DVA Healthcare of Pennsylvania, Inc.	Corporation	PA
DVA Healthcare Of Tuscaloosa, LLC	Limited Liability Company	TN
DVA Healthcare Procurement Services, Inc.	Corporation	CA
DVA Healthcare Renal Care, Inc.	Corporation	NV
DVA Healthcare-Southwest Ohio, LLC	Limited Liability Company	TN
DVA Laboratory Services, Inc.	Corporation	FL
DVA of New York, Inc.	Corporation	NY
DVA Renal Healthcare, Inc.	Corporation	TN
DVA/Washington University Healthcare of Greater St. Louis, LLC	Limited Liability Company	DE
East Dearborn Dialysis, LLC	Limited Liability Company	DE
East End Dialysis Center, Inc.	Corporation	VA
East Ft. Lauderdale, LLC	Limited Liability Company	DE
East Houston Kidney Center, L.P.	Limited Partnership	DE
Eastmont Dialysis Partnership	Partnership	CA
Eastover Dialysis, LLC	Limited Liability Company	DE
Elberton Dialysis Facility, Inc.	Corporation	GA
Elk Grove Dialysis Center, LLC	Limited Liability Company	DE
Empire State DC, Inc.	Corporation	NY
Five Star Dialysis, LLC	Limited Liability Company	DE
Flamingo Park Kidney Center, Inc.	Corporation	FL
Freehold Artificial Kidney Center, LLC	Limited Liability Company	NJ
Fullerton Dialysis Center, LLC	Limited Liability Company	DE
Grand Home Dialysis, LLC	Limited Liability Company	DE
Greater Las Vegas Dialysis LLC	Limited Liability Company	DE
Greater Los Angeles Dialysis Centers, LLC	Limited Liability Company	DE
Green Desert Dialysis, LLC	Limited Liability Company	DE
Greenspoint Dialysis, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Greenwood Dialysis, LLC	Limited Liability Company	DE
Grosse Pointe Dialysis, LLC	Limited Liability Company	DE
Guam Renal Care Partnership	Partnership	GU
Hagerstown Dialysis, LLC	Limited Liability Company	DE
Hanford Dialysis, LLC	Limited Liability Company	DE
Hawaiian Gardens Dialysis Center, LLC	Limited Liability Company	DE
Hialeah Kidney Dialysis, LLC	Limited Liability Company	DE
HomeChoice Partners, Inc	Corporation	DE
Houston Acute Dialysis, L.P.	Limited Partnership	DE
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Limited Partnership	DE
Huntington Artificial Kidney Center, Ltd.	Limited Liability Company	NY
Huntington Park Dialysis, LLC	Limited Liability Company	DE
Hyattsville Dialysis, LLC	Limited Liability Company	DE
Indian River Dialysis Center, LLC	Limited Liability Company	DE
Ionia Dialysis, LLC	Limited Liability Company	DE
J.E.T. New Orleans East Dialysis, LLC	Limited Liability Company	DE
Joliet Dialysis, LLC	Limited Liability Company	DE
Kidney Care Services, LLC	Limited Liability Company	DE
Kidney Centers of Michigan, L.L.C.	Limited Liability Company	DE
Knickerbocker Dialysis, Inc.	Corporation	NY
La Grange Dialysis, LLC	Limited Liability Company	DE
Las Vegas Pediatric Dialysis, LLC	Limited Liability Company	DE
Lawrenceburg Dialysis, LLC	Limited Liability Company	DE
Liberty RC, Inc.	Corporation	NY
Lincoln Park Dialysis Services, Inc.	Corporation	IL
Little Rock Dialysis Centers, LLC	Limited Liability Company	DE
Lockport Dialysis, LLC	Limited Liability Company	DE
Long Beach Dialysis Center, LLC	Limited Liability Company	DE
Lord Baltimore Dialysis, LLC	Limited Liability Company	DE
Los Angeles Dialysis Center	Partnership	CA
Louisville Dialysis Centers, LLC	Limited Liability Company	DE
Marysville Dialysis Center, LLC	Limited Liability Company	DE
Mason-Dixon Dialysis Facilities, Inc.	Corporation	MD
Medlock Bridge Dialysis, LLC	Limited Liability Company	DE
Memorial Dialysis Center, L.P.	Limited Partnership	DE
Mena Dialysis Center, LLC	Limited Liability Company	DE
Mid-City New Orleans Dialysis Partnership, LLC	Limited Liability Company	DE
Middlesex Dialysis Center, LLC	Limited Liability Company	DE
Miramar Dialysis Center, LLC	Limited Liability Company	DE
Modesto Dialysis, LLC	Limited Liability Company	DE
Moncrief Dialysis Center/Total Renal Care Limited Partnership	Limited Partnership	DE
Muskogee Dialysis, LLC	Limited Liability Company	DE
Natomas Dialysis, LLC	Limited Liability Company	DE
Nephrology Medical Associates of California, Inc.	Professional Corporation	CA
Nephrology Medical Associates of Georgia, LLC	Limited Liability Company	GA
Neptune Artificial Kidney Center, LLC	Limited Liability Company	NJ
New Hope Dialysis, LLC	Limited Liability Company	DE
New Orleans East Dialysis Center, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
North Atlanta Dialysis Center, LLC	Limited Liability Company	DE
North Austin Dialysis, LLC	Limited Liability Company	DE
Northwest Tucson Dialysis, LLC	Limited Liability Company	DE
Ohio River Dialysis, LLC	Limited Liability Company	DE
Ontario Dialysis Center, LLC	Limited Liability Company	DE
Open Access Lifeline, LLC	Limited Liability Company	DE
Orange Dialysis, LLC	Limited Liability Company	CA
Owasso Dialysis, LLC	Limited Liability Company	DE
Pacific Coast Dialysis Center	Partnership	CA
Pacific Dialysis, LLC	Limited Liability Company	DE
Pacific Dialysis Partnership	Partnership	GU
PDI Holdings, Inc.	Corporation	DE
Physicians Choice Dialysis of Alabama, LLC	Limited Liability Company	DE
Physicians Choice Dialysis, LLC	Limited Liability Company	DE
Physicians Dialysis Acquisitions, Inc.	Corporation	DE
Physicians Dialysis, Inc.	Corporation	DE
Physicians Dialysis of Houston, LLP	Limited Liability Partnership	TX
Physicians Dialysis of Lancaster, LLC	Limited Liability Company	PA
Physicians Dialysis of Newark, LLC	Limited Liability Company	NJ
Physicians Dialysis Ventures, Inc.	Corporation	DE
Pooler Dialysis, LLC	Limited Liability Company	DE
Quincy Dialysis, LLC	Limited Liability Company	DE
Renal Clinic Of Houston, LLC	Limited Liability Company	DE
Renal Life Link, Inc.	Corporation	DE
Renal Treatment Centers—California, Inc.	Corporation	DE
Renal Treatment Centers—Hawaii, Inc.	Corporation	DE
Renal Treatment Centers—Illinois, Inc.	Corporation	DE
Renal Treatment Centers, Inc.	Corporation	DE
Renal Treatment Centers—Mid-Atlantic, Inc.	Corporation	DE
Renal Treatment Centers—Northeast, Inc.	Corporation	DE
Renal Treatment Centers—Southeast, L.P	Limited Partnership	DE
Renal Treatment Centers—West, Inc.	Corporation	DE
Riddle Dialysis, LLC	Limited Liability Company	DE
River Valley Dialysis, LLC	Limited Liability Company	DE
RMS Lifeline, Inc.	Corporation	DE
RNA DaVita Dialysis, LLC	Limited Liability Company	DE
Rochester Dialysis Center, LLC	Limited Liability Company	DE
Rocky Mountain Dialysis Services, LLC	Limited Liability Company	DE
RTC Holdings, Inc.	Corporation	DE
RTC TN, Inc.	Corporation	DE
SAKDC-DaVita Dialysis Partners, L.P.	Limited Partnership	DE
Salisbury Dialysis, LLC	Limited Liability Company	DE
Sandusky Dialysis, LLC	Limited Liability Company	DE
San Gabriel Valley Partnership	Partnership	CA
San Marcos Dialysis, LLC	Limited Liability Company	DE
Santa Fe Springs Dialysis, LLC	Limited Liability Company	DE
Seneca Dialysis, LLC	Limited Liability Company	DE
Shining Star Dialysis, Inc.	Corporation	NJ
Siena Dialysis Center, LLC	Limited liability Company	DE

Name	Structure	Jurisdiction of Incorporation
Sierra Rose Dialysis Center, LLC	Limited Liability Company	DE
Soledad Dialysis Center, LLC	Limited Liability Company	DE
Somerville Dialysis Center, LLC	Limited Liability Company	DE
South Central Florida Dialysis Partners, LLC	Limited Liability Company	DE
Southcrest Dialysis, LLC	Limited Liability Company	DE
Southeast Florida Dialysis, LLC	Limited Liability Company	DE
Southern Colorado Joint Ventures, LLC	Limited Liability Company	DE
Southern Hills Dialysis Center, LLC	Limited Liability Company	DE
South Shore Dialysis Center. L.P	Limited Partnership	DE
Southwest Atlanta Dialysis Centers, LLC	Limited Liability Company	DE
Southwestern Tennessee Dialysis, LLC	Limited Liability Company	DE
St. Luke’s Dialysis, LLC	Limited Liability Company	DE
Strongsville Dialysis, LLC	Limited Liability Company	DE
Sugarloaf Dialysis, LLC	Limited Liability Company	DE
Summit Dialysis Center, L.P.	Limited Partnership	DE
Sun City Dialysis Center, L.L.C.	Limited Liability Company	DE
Sun City West Dialysis Center LLC	Limited Liability Company	DE
Sunset Dialysis, LLC	Limited Liability Company	DE
Sylvania Dialysis Center, LLC	Limited Liability Company	DE
Taylor Dialysis, LLC	Limited Liability Company	DE
Tel-Huron Dialysis, LLC	Limited Liability Company	DE
Tennessee Valley Dialysis Center, LLC	Limited Liability Company	DE
The DaVita Collection, Inc	Corporation	CA
The Woodlands Dialysis Center, L.P	Limited Partnership	DE
Total Acute Kidney Care, Inc.	Corporation	FL
Total Renal Care/Eaton Canyon Dialysis Center Partnership	Partnership	CA
Total Renal Care, Inc.	Corporation	CA
Total Renal Care North Carolina, LLC	Limited Liability Company	DE
Total Renal Care of Colorado, Inc.	Corporation	CO
Total Renal Care of Utah, L.L.C.	Limited Liability Company	DE
Total Renal Care/Peralta Renal Center Partnership	Partnership	CA
Total Renal Care/Piedmont Dialysis Center Partnership	Partnership	CA
Total Renal Care Texas Limited Partnership	Limited Partnership	DE
Total Renal Laboratories, Inc.	Corporation	FL
Total Renal Research, Inc.	Corporation	DE
Total Renal Support Services of North Carolina, LLC	Limited Liability Company	DE
Transmountain Dialysis, L.P.	Limited Partnership	DE
TRC-Dyker Heights, L.P.	Limited Partnership	NY
TRC El Paso Limited Partnership	Limited Partnership	DE
TRC—Four Corners Dialysis Clinics, L.L.C.	Limited Liability Company	NM
TRC—Georgetown Regional Dialysis LLC	Limited Liability Company	DC
TRC—Indiana LLC	Limited Liability Company	IN
TRC—Petersburg, LLC	Limited Liability Company	DE
TRC of New York, Inc.	Corporation	NY
TRC West, Inc.	Corporation	DE
Tree City Dialysis, LLC	Limited Liability Company	DE
Tulsa Dialysis, LLC	Limited Liability Company	DE
Turlock Dialysis Center, LLC	Limited Liability Company	DE
Tustin Dialysis Center, LLC	Limited Liability Company	DE

Name	Structure	Jurisdiction of Incorporation
University Dialysis Center, LLC	Limited Liability Company	DE
Upper Valley Dialysis, L.P	Limited Partnership	DE
USC-DaVita Dialysis Center, LLC	Limited Liability Company	CA
UT Southwestern DVA Healthcare, LLP	Limited Liability Partnership	TX
Valley Springs Dialysis, LLC	Limited Liability Company	DE
VillageHealth DM, LLC	Limited Liability Company	DE
Waldorf Dialysis, LLC	Limited Liability Company	DE
Waycross Dialysis, LLC	Limited Liability Company	DE
West Broomfield Dialysis, LLC	Limited Liability Company	DE
West Elk Grove Dialysis, LLC	Limited Liability Company	DE
Western Nevada Dialysis, LLC	Limited Liability Company	DE
West Monroe Dialysis, LLC	Limited Liability Company	DE
Weston Dialysis Center, LLC	Limited Liability Company	DE
West Pensacola Dialysis, LLC	Limited Liability Company	DE
West Sacramento Dialysis, LLC	Limited Liability Company	DE
Westview Dialysis, LLC	Limited Liability Company	DE
Willowbrook Dialysis Center, L.P.	Limited Partnership	DE
Wyandotte Central Dialysis, LLC	Limited Liability Company	DE
Ybor City Dialysis, LLC	Limited Liability Company	DE
Yucaipa Dialysis, LLC	Limited Liability Company	DE